SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005


                             TMSS LIQUIDATION, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Oklahoma                      0-18250                    91-1098155
        --------                      -------                    ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation                                       Identification No.)

                               5811 Trenton Avenue
                                  P.O. Box 1358
                           Stillwater, Oklahoma 74074
                                 (405) 707-9060
                                 --------------
  (Address, including zip code, and telephone numbers, including area code, of
                          Principal executive offices)


                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD Disclosure

Item 7.01   Regulation FD Disclosure

     The Company announced by a press release dated March 24, 2005, the tentative settlement of a patent infringement lawsuit pending in the Eastern District of North Carolina. The press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

     (c) Exhibits.

         Exhibit No.               Description
         ----------                -----------
            99                  Press release dated March 24, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TMSS LIQUIDATION, INC.


Date:  March 24, 2005               By DEBORAH D. MOSIER
                                       Deborah D. Mosier, President

                            EXHIBIT INDEX

Exhibit
  No.          Description                     Method of Filing
  ---          -----------                     ----------------

99      Press release dated March 24, 2005   Filed herewith electronically